Exhibit 10.44

AMENDMENT TO
THE RESTATED
PARK PLACE ENTERTAINMENT CORPORATION
EXECUTIVE DEFERRED COMPENSATION PLAN

THIS AMENDMENT TO THE RESTATED PARK PLACE ENTERTAINMENT CORPORATION EXECUTIVE DEFERRED COMPENSATION PLAN, dated as of June 13, 2005, is made and adopted by Harrah’s Operating Company, Inc. (“Harrah’s Operating Company”), a Delaware corporation and a wholly owned subsidiary of Harrah’s Entertainment, Inc., a Delaware corporation.  Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

WHEREAS, Harrah’s Operating Company previously entered into that certain Agreement and Plan of Merger, dated as of July 14, 2004 (the “Agreement”), pursuant to which Caesars Entertainment, Inc., a Delaware corporation (“Caesars”), upon the terms and subject to the conditions set forth in the Agreement, merged with and into Harrah’s Operating Company, with Harrah’s Operating Company as the surviving entity (the “Merger”);

WHEREAS, Caesars maintains The Restated Park Place Entertainment Corporation Executive Deferred Compensation Plan (the “Plan”);

WHEREAS, pursuant to Section 10.5 of the Plan, the Company may amend the Plan in whole or in part;

WHEREAS, Harrah’s Operating Company, as successor to Caesars, desires to amend the Plan as set forth herein; and

WHEREAS, this Amendment was adopted by the Special Plan Amendment Committee of Harrah’s Operating Company on June 13, 2005.

NOW, THEREFORE, in consideration of the foregoing, Harrah’s Operating Company hereby amends the Plan as follows, effective as of immediately after the consummation of the Merger:

1.                                       The definition of “Company” in Section 1.2 of the Plan is hereby amended and restated in its entirety as follows:

“‘Company’ shall mean Harrah’s Entertainment, Inc., a Delaware corporation.”

2.                                       The following sentence is hereby added the end of Section 10.5 of the Plan:

“Effective as of immediately after the consummation of the merger of Caesars Entertainment, Inc. with and into Harrah’s Operating Company, Inc., the Special Plan Amendment Committee of Harrah’s Operating Company, Inc. shall have the power to amend this Plan as the Special Plan Amendment Committee deems necessary or desirable to facilitate the integration of Caesars Entertainment, Inc. with Harrah’s Operating Company, Inc. pursuant to the merger.”

3.                                       This Amendment shall be and is hereby incorporated in and forms a part of the Plan.

4.                                       All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein.

5.                                       The Plan, as amended by this Amendment, is hereby ratified and confirmed.

[SIGNATURE PAGE FOLLOWS]

I hereby certify that the foregoing Amendment was duly adopted by the Special Plan Amendment Committee of Harrah’s Operating Company, Inc. on June 13, 2005.

By:
Name:	Stephen H. Brammell
Title:	Senior Vice President, General Counsel and
Corporate Secretary